TSYS® People-Centered Payments

30 & years 1983-2013

Looking Back. Moving Forward.

TSYS to Acquire NetSpend February 19, 2013 © 2013 Total System Services, Inc. ® All rights reserved worldwide. Exhibit 99.1

Disclosure
Cautionary Statement Regarding Forward-Looking Statements
Additional Information and Where to Find It
Participants in the Solicitation
Non-GAAP Financial Measures

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
This presentation contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements include, among others, statements about the benefits of the proposed acquisition, including the expected impact on TSYS' revenue and earnings, the expected growth rate of  the prepaid card industry, including payroll cards, and the expected timing for closing the acquisition. These statements are based on the current beliefs and expectations of TSYS' and NetSpend's management, as applicable, and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to our ability to achieve expected synergies and successfully complete the integration of NetSpend, events that could give rise to a termination of the merger agreement or failure to receive necessary approvals or financing for the acquisition, the outcome of any litigation related to the transaction, and the level of expenses and other charges related to the acquisition and related financing
transactions.   For further information regarding the risks associated with TSYS' and  NetSpend's businesses, please refer to the respective filings with the SEC and the proxy statement and other materials that will be filed with the SEC by NetSpend in connection with the transaction.  There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the transaction will be realized. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
NetSpend and its officers and directors and TSYS and its officers and directors may be deemed to be participants in the solicitation of proxies from
NetSpend stockholders with respect to the transaction. Information about NetSpend’s officers and directors and their ownership of NetSpend common shares is set forth in the proxy statement for NetSpend’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012.
Information about TSYS’ officers and directors is set forth in the proxy statement for TSYS’ 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed by NetSpend with the SEC.
Throughout this presentation, we reference certain non-GAAP financial measures, including revenues before reimbursable items, EBITDA, Adjusted
EBITDA, and combined EBITDA. Please refer to the Appendix to this presentation for a discussion of these non-GAAP financial measures as well as a reconciliation of those measures to the most directly comparable financial measure required by or presented in accordance with U.S. GAAP. This presentation also references certain combined financial measures which do not reflect any adjustments resulting from the proposed transaction and do not represent a “pro forma” amount determined in accordance with the SEC’s rules and regulations, including Article 11 of Regulation S-X.
In connection with the transaction, NetSpend will file a proxy statement and other materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE
ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT NETSPEND AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents
(when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by
NetSpend with the SEC may be obtained free of charge by contacting NetSpend at Chief Financial Officer, Attn: Investor Relations, NetSpend
Corporation, 701 Brazos Street, Austin, TX 78701. NetSpend’s filings with the SEC are also available on its website at www.netspend.com.

Agenda
Introduction
–
Philip W. Tomlinson, Chairman of the Board and
Chief Executive Officer, TSYS
Transaction Overview and Strategic Rationale
–
M. Troy Woods, President and Chief Operating Officer, TSYS
NetSpend Overview
–
Dan Henry, Chief Executive Officer, NetSpend

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

Transaction Overview
Structure
• $16.00 per share; $1.4 billion enterprise value
• Cash on hand and $1.3 billion in debt
Financing
• Expected to be accretive to GAAP EPS for the first 12 month period following closing (excluding one-time acquisition related fees and expenses)
Pro Forma
Management
• CEO, Dan Henry and President, Chuck Harris to manage the company
• NetSpend will operate as a standalone business, and will be branded as "NetSpend, a TSYS Company" post-closing
• Transaction expected to close in mid-2013
• Completion subject to NetSpend shareholder approval, regulatory approvals and other customary closing conditions
Closing

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

Strategic Rationale
Huge Market
Opportunity
Entry into large, fast-growing prepaid market; projected to double over next 4-5 years
Prepaid category is still expanding with a large number of verticals and emerging applications

Diversification
& Compelling
Financials
Diversifies TSYS’ offerings and revenue-generating potential
Differentiation
Provide retailers and small businesses a comprehensive set of payment solutions
Expansion
Expands TSYS’ customer base beyond banks and merchants direct to consumers
Potential to expand into new segments such as Corporates and Government
Agencies
Opportunity
to Acquire
Industry Leader
Proven track record of growth in GPR and Paycard
Broad distribution and reload network, innovative products, excellent management
Superior strategy focused on creating long-term customer relationships
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
Opportunity to create new partnerships with TSYS’ bank customers
Accretive transaction accelerates TSYS’ long-term growth rate

Huge Market Opportunity
*Source: First Annapolis Consulting
Industry spend
on processing
Expands TSYS’ Addressable Market Exponentially
Large Addressable Market (U.S.)*
$4 billion annual revenue opportunity for
Prepaid Program Managers/Issuers
Provides Access to a Large, High-Growth Market Opportunity
Spending on Open-Loop Prepaid*
GDV projected to grow at 20% CAGR
from 2012 to 2016 ($ billions)

$4 Billion
(total pie)
$0.4B to
$0.5B
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
2012E 2013F 2014F 2015F 2016F
$201
$248
$302
$357
$411
20%

Financial
Institutions
• GPR
• Paycard
• Processing and program management
Retail & Small
Business
• Payment acceptance
• Private label
• Marketing offers
Innovation,
Markets &
Geographies
• Consumer product capabilities
• New products and segments
• International

• GPR
• Paycard
• Financial Services Center
Differentiation and Expansion
Enhances Growth Prospects
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

Industry Leader
Growth and Scale
Innovative Products
Focus on Customers
for Life
Excellent
Management
Extensive Reload
Network

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
Superior, Diversified,
Distribution Network

Diversification and Compelling Financials
Diversification
• Combined 2012 EBITDA
2
of $613 million – an increase of 16.0%
• Combined entity expected to generate significant free cash flow
Strong Financials

Notes: (1) Refers to Revenue before Reimbursables.
(2) NetSpend’s 2012 EBITDA adjusted for one-time Other Losses of $36.99M. See Appendix for non-GAAP to GAAP reconciliation.
2012 Actual ($M) 2012 Pro Forma ($M)
North
America
Inter-
national
Merchant
Merchant
North
America
Inter-
national
NetSpend
TSYS Mix by Segment - Revenue before Reimbursables
• Expected to be accretive to GAAP EPS for the first 12 month period following closing (excluding one-time acquisition related fees and expenses)
• Increases pro forma expected revenue
1
growth rate from 6-8% to
8-10% in 2013
Immediately
Accretive
41%
21%
18%
20%
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
$813
$412
$351
$393
$813
$412
$393

NetSpend Overview
Core Products
• GPR
• Paycard
Value Proposition
• Cardholders – Freedom to be self-banked at a significantly lower cost
• Partners – Ongoing revenue share and reload income
Target Market
• Estimated 68M underbanked and unbanked consumers in the U.S.
Key Metrics
(as of or for LTM 12/31/12)
• 2.4M Active Debit Cards; 1,082K Direct Deposit Accounts
• 500+ Retail Distributors
• 62K+ Distributing Merchant Locations
• 130K+ Reload Locations
• 1,400+ Employer Relationships
• $13.2B Gross Dollar Volume

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

Strategy and Differentiators

Underserved Market Innovative Products
Technology Distribution Network
Mission: To empower consumers with the convenience,
security and freedom to be self-banked
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

130K+ Reload Locations
RELOAD
netSpend
FDIC-Insured
FREE Direct Deposit
FREE Person-to-Person Transfer
FREE Anytime Alerts™
netSpend
PREMIER
5412 7512 3456
YOUR NAME HERE
Debit
MasterCard
Mobile Refill
Merchant Rewards
Discounted Fee Plan
$5
NetSpend National Savings Program (SM)
Life Benefits
FREE $10 Purchase Cushion

TSYS

Product Capabilities
Additional Features NetSpend’s Value Proposition
• Online Load Options
• Online Financial Planners
• Budgeting Tools
• Free Online Banking
• Comprehensive Bill Pay Options
• Online Checks and Money
Orders
• Companion Cards
• Custom Cards
• Refer a Friend Incentives
• Marketplace Discounts
• Financial Literacy
• Merchant Rewards

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

Blackhawk Network, inComm, 7-Eleven, Walgreens, Dollar General, H-E-B, PayPal	ACE Cash Express, Intuit, TurboTax, Advance America Cash Advance, General	BET Networks, CreditCards.com, Experian A world of insight, PayPal	Cracker Barrel Old Country Store, Big Lots!, Kohl's, Regions, M&T Bank, UMB, SunTrust, RBS Citizens Bank

TSYS

Distribution Network

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
8% 49% 25% 18%
Channel
Retail Partner Direct Paycard
Description
Emerging leader in
prepaid cards sold
through traditional
retail merchants
A leader in prepaid
cards sold through
alternative financial
solutions
A leader in prepaid
cards sold through
online and direct
channels
Leading corporate
payroll card
provider
% Revenue
Contribution
(QTD Dec-12)
Key Partners

Track Record of Growth
* EBITDA plus stock-based compensation expense and adjusted for non-recurring gains and losses
(in millions) (in millions)

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
128.6
183.2
225.0
275.4
306.3
351.3
2007 2008 2009 2010 2011 2012
Revenue
31.3
37.3
40.4
65.6
84.2
96.2
2007 2008 2009 2010 2011 2012
Adjusted EBITDA*

• An industry leader in prepaid
• Strong mix of distribution
channels
• Innovative products
• Successful strategy focused
on customer longevity
• Excellent management team
Winning Combination
• An industry leader in processing
and acquiring
• Blue chip bank and merchant
relationships
• Global brand and reputation
• People-Centered Payments
• Proven M&A execution
People-Centered
Payments

© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

Appendix 16 © 2013 Total System Services, Inc. ® All rights reserved worldwide.

Appendix Non-GAAP Reconciliation –
Description of Non-GAAP Financial Measures
TSYS Revenues Before Reimbursable Items – TSYS computes revenues before reimbursable items by adjusting revenues to remove the effect of revenue it receives for out-of-pocket expenses that are reimbursed by its clients. These expenses consist primarily of postage, access fees and third party software.
NetSpend’s EBITDA and Adjusted EBITDA – NetSpend’s Adjusted EBITDA is based on the definition of NetSpend’s
Adjusted EBITDA as used in its press releases, investor presentations and filings with the SEC. NetSpend computes
Adjusted EBITDA by adjusting net income or net loss to remove the effect of income and expenses related to interest, taxes, depreciation and amortization (“NetSpend’s EBITDA") and then adjusting for stock-based compensation and non-
recurring gains and losses.
TSYS EBITDA – TSYS computes EBITDA by adjusting net income to remove the effect of income and expenses related to equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization.
Combined EBITDA – Combined EBITDA reflects the arithmetic sum of NetSpend’s EBITDA and TSYS’ EBITDA. This presentation also includes Combined EBITDA excluding NetSpend’s one-time Other Losses. These financial metrics do not reflect any adjustments resulting from the proposed transaction (including any potential synergies) and do not represent a “pro forma” amount determined in accordance with the SEC’s rules and regulations, including Article 11 of
Regulation S-X.
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

Appendix Non-GAAP Reconciliation –
Description of Non-GAAP Financial Measures
(continued)
NetSpend and TSYS each use non-GAAP financial measures to evaluate and assess their financial performance against budgets, as well as to evaluate financial performance for executive and management compensation purposes.
NetSpend and TSYS each believe that their non-GAAP financial measures provide meaningful additional information about their companies to assist investors in evaluating their operating results. Accordingly, NetSpend and TSYS each include non-GAAP financial measures when reporting their financial results to their shareholders and investors in order to provide them with an additional tool to evaluate their ongoing business operations.
Although NetSpend and TSYS each use non-GAAP financial measures to measure their operating results and assess their financial performance, these measures are not necessarily comparable to similarly titled captions of other companies, including each other, due to potential inconsistencies in the method of calculation.
NetSpend and TSYS each believe that their use of non-GAAP financial measures provide investors with the same key financial performance indicators that are utilized by their management teams to assess their operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, their management teams provide disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see their companies as viewed by management, to assess their companies with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. NetSpend and TSYS each believe that the presentation of GAAP financial measures alone would not provide their shareholders and potential investors with the ability to appropriately analyze their ongoing operational results, and therefore expected future results. Therefore, NetSpend and
TSYS each believe that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand their financial statements just as their management teams utilize these non-GAAP financial measures to better understand the their business, manage budgets and allocate resources.
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.

Appendix Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
2012
2012
(in thousands)
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
Total Revenues $  1,870,972
Reimbursable Items 252,481
Revenues Before Reimbursable Items $   1,618,491
Revenues Before Reimbursable Items
By Segment (External Revenues)
North America Services $    813,462
International Services 392,790
Merchant Services 412,239
$ 1,618,491

Appendix Non-GAAP Reconciliation –
NetSpend Adjusted EBITDA
2011
2010
2008
2012
2009 2007
(in thousands)
Years Ended December 31,
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.
Net Income (loss) $   14,726 $     (11,645) $     18,174 $   22,732 $   33,246 $  18,867
Adjusted for:
Add: Income Taxes
Add: Nonoperating Expense
Add: Depreciation and
Amortization
EBITDA
Add: Share- based compensation
Add: Goodwill and acquired
intangible asset impairment
Add: One- time Other (Gains)
Losses
Adjusted EBITDA
9,368 7,307 12,503 14,368 21,814 12,603
1,189 4,024 5,138 3,441 2,349 2,459
5,251 8,899 10,297 12,725 15,031 13,778
$  30,534 $    8,585 $    46,112 $  53,266 $  72,440 $ 47,707
754 2,473 4,484 7,268 11,242 11,464
- 26,285 - - - -
- - (10,229) 4,374 515 36,988
$  31,288 $    37,343 $    40,367 $   65,568 $   84,197 $ 96,159

Appendix Non-GAAP Reconciliation –
Combined EBITDA
Combined
Twelve Months
Ended
12/31/2012
NetSpend
Twelve Months
Ended
12/31/2012
TSYS
Twelve Months
Ended
12/31/2012
Net Income $     249,922 $     18,867 $     268,789
Adjusted for:
Deduct: Equity in Income of Equity
Investments (10,171) - (10,171)
Add: Income Taxes 115,103 12,603 127,706
Add: Nonoperating Expense 2,798 2,459 5,257
Add: Depreciation and Amortization 170,610 13,778 184,388
EBITDA $    528,262 $    47,707 $    575,969
Add: One-time Other Losses - 36,988 36,988
EBITDA Excluding NetSpend’s One-time
Other Losses $    528,262 $    84,695 $    612,957
(in thousands)
NOTE: Excludes NetSpend’s one-time Other Losses of $36,988
© 2013 Total System Services, Inc.
®
All rights reserved worldwide.